Exhibit 10.9

Supplementary Agreement to Service Agreement (English Translation)

Party A: Shenzhen Lohas Supply Chain Management Co., Ltd.

Unified social credit code:

Party B: Shenzhen Lohas World Co., Ltd.

Unified social credit code:

In view of:

1.	Party A and Party B signed the Service Agreement (the “Original Service Agreement”) on January 1, 2019, stipulating that Party B shall grant Party A the right to use all intellectual property rights held by Party B such as LOHAS, and provide Party A with brand management, marketing campaign planning and implementation services, as well as brand operation and maintenance support.

2.	Due to the arrangement of enterprise restructuring, both parties intend to make adjustments on the use of intellectual property rights.

Based on the principle of mutual trust and sincere cooperation, Party A and Party B, through friendly negotiation, make the following adjustments on the use of intellectual property rights, and hereby enter into this Agreement.

1.	For the purpose of facilitating the use of intellectual property rights, Party A and Party B agree that Party B shall directly authorize part of the trademarks (see Annex I) agreed in the Original Service Agreement for Party A’s use to LOHAS Agricultural Information Technology Co., Ltd. (“LOHAS Agricultural’), which shall be used by LOHAS Agricultural and holding subsidiaries. Party B and LOHAS Agricultural have signed the Trademark Licensing Contract on August 17, 2019 for the above trademark licensing matters concerned. The authorization and use of the trademarks listed in Annex I to this Agreement shall be performed in accordance with the relevant provisions of the Trademark Licensing Contract. The agreement in the Original Service Agreement regarding the use of part of trademarks authorized to Party A shall be invalid from the effective date of the aforesaid Trademark Licensing Contract.

2.	With the exception of the above changes, other contents agreed in the Original Service Agreement (including the use of other intellectual property rights and all kinds of services provided by Party B to Party A) remain unchanged, and both parties shall still comply with them.

3.	As a supplementary agreement to the Original Service Agreement, this Agreement has the same legal effect as the Original Service Agreement. In case of any inconsistency between this Agreement and the Original Service Agreement, this Agreement shall prevail.

4.	This Agreement is in duplicate and shall take effect after being signed and sealed by the authorized representatives of both parties.

(Signatures and seals appear on the following page)

(The remainder of this page is intentionally left blank and it is the signature and seal page.)

Party A: Shenzhen Lohas Supply Chain Management Co., Ltd. (Seal)

Authorized representative (signature): Yanyue Zhang (seal)

Date: August 17, 2019

Party B: Shenzhen Lohas World Co., Ltd. (Seal)

Authorized representative (signature): Yanyue Zhang (seal)

Date: August 17, 2019

Annex I: Related trademarks

S/N	Graphics and Texts	Certificate No.	Category	Approved Services	Registrant	Registered (Renewed) Validity Term
1		12774714	35

Advertising; Advertising Planning; Public Relations; Business Management of Hotels; Import and Export Agency; Promoting for Others; Purchasing for Others (Purchasing Goods or Services for Other Enterprises); Employment Agency; Word Processing; Vending Machine Rental

					Shenzhen Lohas World Co., Ltd.	July 21, 2015 to July 20, 2025
2		21074204	31	Fresh betel nut	Shenzhen Lohas World Co., Ltd.	December 14, 2017 to February 13, 2027
3		21074235	31	Fresh betel nut	Shenzhen Lohas World Co., Ltd.	August 28, 2018 to August 27, 2028
4		24971943	31	Fresh betel nut	Shenzhen Lohas World Co., Ltd.	September 14, 2018 to September 13, 2028
5		13335334	35	Advertising; Advertising Planning; Public Relations; Business Management of Hotels; Import and Export Agency; Promoting for Others; Purchasing for Others (Purchasing Goods or Services for Other Enterprises); Employment Agency; Word Processing; Vending Machine Rental	Shenzhen Lohas World Co., Ltd.	February 7, 2015 to February 6, 2025
6		13335389	35	Advertising; Advertising Planning; Public Relations; Business Management of Hotels; Import and Export Agency; Promoting for Others; Purchasing for Others (Purchasing Goods or Services for Other Enterprises); Employment Agency; Word Processing; Vending Machine Rental	Shenzhen Lohas World Co., Ltd.	June 7, 2015 to June 6, 2025

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